Exhibit 3.97

STATE OF GEORGIA

Secretary of State

Corporations Division

313 West Tower

2 Martin Luther King, Jr. Drive

Atlanta, Georgia 30334-1530

Certified Copy

I, Brian P. Kemp, Secretary of the State of Georgia, do hereby certify under the seal of my office that the attached documents are true and correct copies of documents filed under the name of

VEOLIA ES MAGNOLIA RIDGE LANDFILL, LLC

Domestic Limited Liability Company

Said entity was formed in the jurisdiction set forth above and has filed in the Office of Secretary of State on the 20th day of January, 2006 its certificate of limited partnership, articles of incorporation, articles of association, articles of organization or application for certificate of authority to transact business in Georgia. This Certificate is issued pursuant to Title 14 of the Official Code of Georgia Annotated and is prima-facie evidence of the existence or nonexistence of the facts stated herein.

WITNESS my hand and official seal of the City of Atlanta and the State of Georgia on 6th day of November, 2012

Brian P. Kemp

Secretary of State

PATTIE HARDY

CT CORPORATION SYSTEM

1201 PEACHTREE STREET, N.E.

ATLANTA, GA 30361

CERTIFICATE OF ORGANIZATION

I, Cathy Cox, the Secretary of St ate of the State of Georgia, do hereby certify under the seal of my office that

VEOLIA ES MAGNOLIA RIDGE LANDFILL, LLC

A GEORGIA LIMITED LIABILITY COMPANY

has been duly organized under the laws of the State of Georgia on the effective date stated above by the filing of articles of organization in the Office of the Secretary of State and by the paying of fees as provided by Title 14 of the Official Code of Georgia Annotated.

WITNESS my hand and official seal in the City of Atlanta and the state of Georgia on the date set forth above.

Cathy Cox

Secretary of State

ARTICLES OF ORGANIZATION

OF

VEOLIA ES MAGNOLIA RIDGE LANDFILL, LLC

FIRST. The name of the LLC shall be Veolia ES Magnolia Ridge Landfill, LLC.

IN WITNESS WHEREOF, the undersigned organizer has executed these Articles of Organization as of the 17th day of January, 2006.

OFFICE OF SECRETARY OF STATE

CORPORATIONS DIVISION

315 West Tower, #2 Martin Luther King, Jr. Drive

Atlanta, Georgia 30334-1530

(404) 656-2817

Registered agent, officer, entity status information via the Internet http://www.georgiacorporations.org

TRANSMITTAL INFORMATION

GEORGIA LIMITED LIABILITY COMPANY

CATHY COX

Secretary of State

ENRICO M. ROBINSON

Director

SUSAN GOLDEN

Assistant Director

DO NOT WRITE IN SHADED AREA – SOS USE ONLY

DOCKET # 0604224	PENDING #	CONTROL #

DOCKET CODE	DATE FILED	AMOUNT RECEIVED	CHECK/RECEIPT #

TYPE CODE	EXAMINER	JURISDICTION (COUNTY) CODE

NOTICE TO APPLICANT: PRINT PLAINLY OR TYPE REMAINDER OF THIS FORM

1. 060121013

LLC Name Reservation Number (if one has been obtained; if articles are being filed without prior reservation, leave this line blank)

Veolia ES Magnolia Ridge Landfill, LLC

LLC Name (List exactly as it appears in articles)

2. Melissa Bachhuber, c/o Onyx Waste Services, Inc.                                                            414-479-7802

Name of person filing articles (certificate will be mailed to this person, at address below) Telephone Number

125 S. 84th Street, Suite 200

Address

Milwaukee	WI	53214
City	State	Zip Code

3. 125 S. 84th Street, Suite 200

Principal Office Mailing Address of LLC (Unlike registered office address. this may be a post office box)

Milwaukee	WI	53214
City	State	Zip Code

4. CT Corporation System

Name	of LLC’s Registered Agent in Georgia

1201 Peachtree St, NE

Registered Office Street Address of LLC in Georgia (Post office box or mail drop not acceptable for registered office address)

Atlanta	Fulton	GA	30361
City	County	State	Zip Code

5. Name and address of each organizer. (Attach additional sheets if necessary)

Onyx Evergreen Landfill, Inc.	125 S 84th St., #200	Milwaukee	WI	53214
Organizer	Address	City	State	Zip Code

Organizer	Address	City	State	Zip Code

6. Mail or deliver the following items to the Secretary of State, at the above address:

1) This transmittal form

2) Original and one copy of the Articles of Organization

3) Filing fee of $100.00 payable to Secretary of State. Filing fees are NON-refundable.

Authorized Signature

Member, Manager, Organizer or Attorney-in-fact (Circle one)                 Date

Request certificates and obtain entity information via the Internet:

http://www.georgiacorporations.org

Control No. 0604224

STATE OF GEORGIA

Secretary of State

Corporations Division

313 West Tower

2 Martin Luther King, Jr. Drive

Atlanta, Georgia 30334-1530

CERTIFICATE OF AMENDMENT

NAME CHANGE

I, Brian P. Kemp, the Secretary of State and the Corporations Commissioner of the State of Georgia, hereby certify under the seal of my office that

VEOLIA ES MAGNOLIA RIDGE LANDFILL, LLC

a Domestic Limited Liability Company

has filed articles/certificate of amendment in the Office of the Secretary of State on 12/03/2012 changing its name to

ADVANCED DISPOSAL SERVICES MAGNOLIA RIDGE LANDFILL, LLC

and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles/certificate of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on December 3, 2012

Office Of The Secretary Of State

Corporations Division

Articles Of Amendment

To Articles of Organization

Brian P. Kemp

Secretary Of State

Article One

The Name Of The Limited Liability Company Is: .

Veolia ES Magnolia Ridge Landfill LLC

Article Two

The Date The Articles Of Organization Were Filed Was:

January 20, 2006

Article Three

The Limited Liability Company Hereby Adopts The Following Amendment To Change The Name Of The Organization. The New Name Of The Organization Is:

Advanced Disposal Services Magnolia Ridge Landfill, LLC

IN WITNESS WHEREOF, the undersigned has executed these Articles Of Amendment

Advanced Disposal Services Evergreen Landfill, Inc. – Member

On November 29, 2012	, Assistant Secretary
(Date)	(Signature And Capacity in which signing)